UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2009
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050 Houston, Texas 77042 (Address of principal executive offices, including ZIP code)
(713) 499-6200 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation ofthe registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2009, the Compensation Committee of the Board of Directors of U.S. Concrete, Inc. approved an $8,500 salary increase (effective April 1, 2009) for, and transferred a vehicle with an estimated value of $24,099 to, Michael L. Gentoso, the Company’s Regional Vice President – Atlantic Region. The changes were made to compensate Mr. Gentoso for changes to the Company’s automobile policy whereby the Company will no longer provide him with a vehicle.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: June 9, 2009	By:	/s/ Robert D. Hardy
Robert D. Hardy
Executive Vice President and
Chief Financial Officer